MERRILL LYNCH
BASIC VALUE
FUND, INC.




FUND LOGO




Annual Report

June 30, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH BASIC VALUE FUND, INC.


TO OUR SHAREHOLDERS

There were some conflicting signals regarding the future direction of the US economy during the quarter ended June 30, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization of Petroleum Exporting Countries (OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board raised the Federal Funds rate 0.25% at its June 30, 1999 meeting. Outside of the United States, signs of growth are less apparent in other major industrial economies. European equity markets have entered a period of consolidation, and investors are looking for evidence of an economic pickup. In Japan, there are not yet clear signs that Japan's economy is improving. There were growing signs of improvement in some emerging economies (most notably South Korea and Mexico), although concerns remain for others (such as Brazil and Argentina).

In the US capital markets, long-term interest rates rose during the June quarter. While the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. Although the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

Portfolio Matters
Security purchases in the second quarter of 1999 amounted to $410 million while equity sales totaled $741 million. On the buy side, we initiated four new additions to the portfolio and added to six existing positions. On the sell side, we eliminated three holdings and reduced 22 positions.

The largest of the new positions was Sara Lee Corporation, a diversified global consumer packaged goods company. The stock has substantially underperformed the market in 1999, following a bacteria problem that developed in the company's packaged meat division late in 1998. The company responded quickly and, while recalls were expensive and disruptive, the problems are all but resolved. The stock's valuation is abnormally low at slightly above one times sales, an above-average yield and well below-average price/earnings ratio. We believe the long-term risk/reward ratio is favorable.

We also established a new position in Emerson Electric Co., a well-diversified manufacturer of a broad range of electrical and electronic products. The company has one of the more enviable records in American industry, relative to consistent growth in earnings and dividends. About one-third of sales are generated by new products. At our entry price, the stock was available at a below-average price/earnings multiple and above-average yield.



Merrill Lynch Basic Value Fund, Inc.
June 30, 1999



Toward the end of the June quarter, we established an initial position in First Union Corporation, a major regional bank with a significant presence in the US East Coast. The company has been a major acquirer of other banks in recent years, culminating in the takeover of CoreStates in 1998. There have been two downward earnings revisions by the company this year, and the stock has been severely punished, off over 30% from its peak. At our entry price, about 13 times the reduced 1999 earnings estimate and yielding over 4%, additional price risks seem minimal, and price recovery and growth potential are favorable.

We received Delphi Automotive Systems Corporation as a spin-off from General Motors Corp. and added to the position of this large auto parts supplier. Finally, we bought and sold a small position in Telefonica Publicidad e Informacion, SA, a subsidiary of Telefonica de Espana S.A.

On the sell side, we eliminated the final portions of Bristol-Myers Squibb Company and The Seagram Company Ltd., based on what we regarded as very generous valuations. Our largest sale during the June quarter was a major reduction in Applied Materials, Inc. We had initially purchased the stock during the third quarter of 1998 when sales, incoming orders and earnings were all depressed and the stock was decidedly out-of-favor. A turn in the stock market, combined with an improvement in incoming orders, contributed to the stock more than tripling off the low and we gradually sold into the strength.

Fiscal Year in Review
For the 12 months ended June 30, 1999, Merrill Lynch Basic Value Fund, Inc.'s total returns were below that of the unmanaged Standard & Poor's 500 Composite (S&P 500) Index. For the fiscal year ended June 30, 1999, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +14.54%, +13.40%, +13.36% and +14.25%, respectively, compared to the +22.76% total return for the S&P 500
Index.

For most of the past 12 months, a select group of 20--30 high-priced growth stocks have been in the forefront of the stock market's overall advance. However, there was an abrupt shift in investor emphasis in April 1999 and value returned to favor (at least temporarily) and the Fund had a strong fourth fiscal quarter.

For the fiscal year, our largest position, International Business Machines Corporation, more than doubled in price. The Fund also benefited from the recovery of growth stocks that had been purchased when they were out-of-favor, such as Applied Materials, Inc. and Texas Instruments Incorporated, both of which more than doubled in the fiscal year ended June 30, 1999, and Hewlett-Packard Company, up over 67% during the same period. Also, telecommunication stocks, about 11% of the portfolio, generally performed well, paced by Ameritech Corporation, which advanced by 64% in the fiscal year.

Oil stocks, which comprised 15% of the portfolio, turned in a mixed performance with merger candidates such as Mobil Corporation and BP Amoco PLC outperforming the market and oil service issues such as Halliburton Company and Diamond Offshore Drilling, Inc. substantially underperforming. As has been the case in recent years, we continued to trade around core energy positions during periods of shifts in sentiment. For the year, we purchased $123 million in oil stocks and sold $318 million.

Cyclical stocks, on balance, underperformed the market for the first nine months of the fiscal year and clearly impeded performance. However, beginning in early April these same laggards surged to prominence and were major contributors to the Fund's strong fourth-quarter performance.

In Conclusion
Thank you for your investment in Merrill Lynch Basic Value Fund,
Inc. We look forward to reviewing our outlook and strategy in our upcoming quarterly report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Paul M. Hoffmann)
Paul M. Hoffmann
Senior Vice President and Co-Portfolio Manager



(Kevin M. Rendino)
Kevin M. Rendino
Senior Vice President and Co-Portfolio Manager



August 5, 1999



Effective July 12, 1999, Kevin M. Rendino was elected Senior Vice President and named Co-Portfolio Manager of Merrill Lynch Basic Value Fund, Inc. Mr. Rendino has been First Vice President of Merrill Lynch Asset Management, L.P. since 1997 and Vice President from 1993 to 1997.

Mr. Rendino's appointment coincides with the announcement of the upcoming retirement of Paul M. Hoffmann, original manager of Merrill Lynch Basic Value Fund, Inc. When Mr. Hoffmann retires early in 2000, Mr. Rendino will take over as the Fund's lead manager. With Mr. Rendino's appointment, the Fund's Board of Directors looks forward to the continued success of the legacy that Mr. Hoffmann has established over the past 22 years in managing Merrill Lynch Basic Value Fund, Inc.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Paul M. Hoffmann, Senior Vice President and Portfolio Manager
Kevin M. Rendino, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                        +14.54%        + 8.52%
Five Years Ended 6/30/99                  +21.76         +20.45
Ten Years Ended 6/30/99                   +15.31         +14.69

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                        +13.40%        + 9.40%
Five Years Ended 6/30/99                  +20.53         +20.53
Ten Years Ended 6/30/99                   +14.14         +14.14

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return       % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                        +13.36%        +12.36%
Inception (10/21/94)
through 6/30/99                           +20.94         +20.94

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                        +14.25%        + 8.26%
Inception (10/21/94)
through 6/30/99                           +21.89         +20.50

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


PERFORMANCE DATA (continued)

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:


                                       6/89           6/99

ML Basic Value Fund, Inc.++--
Class A Shares                        $ 9,475        $39,371

ML Basic Value Fund, Inc.++--
Class B Shares                        $10,000        $37,522

S&P 500 Index++++                     $10,000        $55,893



A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:


                                      10/21/94**      6/99

ML Basic Value Fund, Inc.++--
Class C Shares                        $10,000        $24,398

ML Basic Value Fund, Inc.++--
Class D Shares*                       $ 9,475        $23,978

S&P 500 Index++++                     $10,000        $32,409


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Basic Value Fund, Inc. invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.
++++This unmanaged broad-based Index is comprised of common stocks.

    Past performance is not predictive of future performance.



Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% current sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on July 1, 1977 to $27,991.61 on June
30, 1999.


Recent Performance Results
                                                                                     Ten Years/
                                                   12 Month        3 Month        Since Inception
                                                 Total Return    Total Return       Total Return
ML Basic Value Fund Class A Shares*                 +14.54%         +13.36%           +315.51%
ML Basic Value Fund Class B Shares*                 +13.40          +13.06            +275.19
ML Basic Value Fund Class C Shares*                 +13.36          +13.08            +143.98
ML Basic Value Fund Class D Shares*                 +14.25          +13.26            +153.05
Dow Jones Industrial Average**                      +24.64          +12.52        +472.35/+203.27
Standard & Poor's 500 Index**                       +22.76          + 7.05        +458.93/+224.09

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A and Class B Shares and from 10/21/94 for Class C and Class D Shares, respectively.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.


Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


SCHEDULE OF INVESTMENTS
                              Shares                                                                     Value      Percent of
Industry                       Held                      Stocks                          Cost          (Note 1a)    Net Assets
Low Price to Book Value

Metals/Non-Ferrous            1,400,000    ASARCO Incorporated                       $   36,667,971  $    26,337,500    0.2%
Insurance                     2,500,000    American General Corporation                  65,307,992      188,437,500    1.5
Insurance                       260,000    American National Insurance Company            9,749,442       18,525,000    0.1
Steel                         4,500,000  ++Bethlehem Steel Corporation                   56,745,956       34,593,750    0.3
Aerospace                     4,100,000    The Boeing Company                           138,309,307      181,168,750    1.4
Restaurants                   3,900,000    Darden Restaurants, Inc.                      36,505,674       85,068,750    0.7
Information Processing        1,700,000  ++Data General Corporation                      23,665,586       24,756,250    0.2
Oil Services & Equipment      4,300,000    Diamond Offshore Drilling, Inc.              179,184,079      122,012,500    0.9
Electrical Equipment          1,700,000    Emerson Electric Co.                         100,547,740      106,887,500    0.8
Retail                        3,150,000  ++Federated Department Stores, Inc.            100,477,801      166,753,125    1.3
Capital Goods                 2,800,000    Fluor Corporation                            143,609,761      113,400,000    0.9
Automotive                    4,600,000    Ford Motor Company                            91,435,351      259,612,500    2.0
Automotive                    2,700,000    General Motors Corporation                   105,809,847      178,200,000    1.4
Insurance                     2,500,000    The Hartford Financial Services
                                           Group, Inc.                                   31,155,644      145,781,250    1.1
Chemicals                       800,000    Imperial Chemical Industries PLC (ADR)*       40,564,999       31,800,000    0.2
Paper & Forest Products       1,400,000    International Paper Company                   55,088,678       70,700,000    0.6
Retail                        6,000,000  ++Kmart Corporation                             72,061,012       98,625,000    0.8
Electrical Equipment          2,944,000    Koninklijke (Royal) Philips Electronics
                                           NV (NY Registered Shares)                     83,789,966      296,976,000    2.3
Insurance                     1,400,000    PartnerRe Ltd.                                29,498,937       52,325,000    0.4
Electronics                   2,400,000    Tektronix, Inc.++++                           62,202,224       72,450,000    0.6
Telecommunications            1,664,640  ++Telefonica SA (ADR)*                          63,336,735      244,910,160    1.9
Steel                         3,000,000    USX--U.S. Steel Group                         90,807,536       81,000,000    0.6
Chemicals                     2,000,000    Union Carbide Corporation                     74,349,765       97,500,000    0.8
Railroads                     4,450,000    Union Pacific Corporation                    200,466,281      259,490,625    2.0
Retail                        4,000,000  ++Venator Group, Inc.                           55,901,671       41,750,000    0.3
Banking                       9,000,000    Wells Fargo Company                          151,098,023      384,750,000    3.0
                                                                                     --------------  ---------------  ------
                                                                                      2,098,337,978    3,383,811,160   26.3


Below-Average Price/Earnings Ratio

Insurance                     4,700,000    The Allstate Corporation                      56,065,674      168,612,500    1.3
Banking                       2,600,000    Bank of America Corporation                   73,705,440      190,612,500    1.5
Farm & Construction
   Equipment                  3,500,000    Caterpillar Inc.                             189,458,106      210,000,000    1.6
Banking                      10,000,000    Citigroup Inc.                               118,385,172      475,000,000    3.7
Farm & Construction
   Equipment                  4,500,000    Deere & Company                              109,887,059      178,312,500    1.4
Automotive                    3,000,000    Delphi Automotive Systems Corporation         42,401,725       55,687,500    0.4
Photography                   1,800,000    Eastman Kodak Company                        106,085,437      121,950,000    0.9
Capital Goods                 2,000,000    Eaton Corporation                            119,193,864      184,000,000    1.4
Chemicals                     2,800,000    Hercules Incorporated                         75,478,956      110,075,000    0.9
Machinery                     3,400,000    ITT Industries, Inc.                          73,244,970      129,625,000    1.0
Machinery                     3,200,000    Ingersoll-Rand Company                        78,894,406      206,800,000    1.6
Tobacco                       3,900,000    Philip Morris Companies Inc.                 132,989,095      156,731,250    1.2
Fertilizers                   1,750,000    Potash Corporation of Saskatchewan Inc.      133,923,782       90,562,500    0.7
Retail                        4,000,000    Sears, Roebuck & Co.                         123,523,136      178,250,000    1.4
Electrical Equipment          2,000,000    Thomas & Betts Corporation                    94,512,198       94,500,000    0.8
Savings & Loans               2,800,000    Washington Mutual, Inc.                       46,480,239       99,050,000    0.8
                                                                                     --------------  ---------------  ------
                                                                                      1,574,229,259    2,649,768,750   20.6


Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


SCHEDULE OF INVESTMENTS (continued)
                              Shares                                                                     Value      Percent of
Industry                       Held                      Stocks                          Cost          (Note 1a)    Net Assets

Above-Average Yield
Oil--Domestic                 2,000,000    Atlantic Richfield Company (ARCO)         $  116,082,519  $   167,125,000    1.3%
Oil--International            1,882,000    BP Amoco PLC (ADR)*                           68,589,619      204,197,000    1.6
Telecommunications            2,900,000    Bell Atlantic Corporation                     78,567,640      189,587,500    1.5
Utilities--Electric           2,000,000    CINergy Corp.                                 56,772,786       64,000,000    0.5
Oil--International            2,000,000    Chevron Corporation                          107,752,311      190,375,000    1.5
Utilities--Electric           1,550,000    Consolidated Edison, Inc.                     36,876,250       70,137,500    0.5
Utilities--Electric             956,250    DPL Inc.                                       6,204,369       17,571,094    0.1
Utilities--Electric           2,200,000    Duke Energy Corporation                      137,836,202      119,625,000    0.9
Chemicals                     3,880,000    E.I. du Pont de Nemours and Company          174,918,406      265,052,500    2.1
Utilities--Electric           3,000,000    Entergy Corporation                           69,641,133       93,750,000    0.7
Oil--International            3,900,000    Exxon Corporation                            156,991,125      300,787,500    2.3
Banking                       2,000,000    First Union Corporation                       88,629,144       94,000,000    0.7
Telecommunications            3,300,000    GTE Corporation                              109,572,500      249,975,000    1.9
Foods                         1,900,000    General Mills, Inc.                           97,543,255      152,712,500    1.2
Real Estate Investment
   Trust                        900,000    Liberty Property Trust                        17,263,193       22,387,500    0.2
Real Estate Investment
   Trust                        500,000    Mills Corp.                                    9,691,442       10,843,750    0.1
Oil--International            2,900,000    Mobil Corporation                            109,242,180      287,100,000    2.2
Banking                       2,000,000    National City Corporation                    133,497,230      131,000,000    1.0
Utilities--Electric           2,400,000    NiSource Inc.                                 27,387,777       61,950,000    0.5
Utilities--Electric           2,400,000    PECO Energy Company                           56,812,882      100,500,000    0.8
Utilities--Electric           1,800,000    Public Service Enterprise Group
                                           Incorporated                                  48,476,636       73,575,000    0.6
Oil--International            5,000,000    Royal Dutch Petroleum Company
                                           (NY Registered Shares)                       141,376,283      301,250,000    2.3
Foods/Food Processing         5,000,000    Sara Lee Corporation                         121,608,902      113,437,500    0.9
Real Estate Investment
   Trust                      2,100,000    Simon Property Group, Inc.                    43,206,889       53,287,500    0.4
Oil--International            3,000,000    Texaco Inc.                                  119,801,943      187,500,000    1.5
Utilities--Electric           2,900,000    Texas Utilities Company                      103,140,138      119,625,000    0.9
Telecommunications            3,400,000    U S WEST, Inc.                                99,578,668      199,750,000    1.6
                                                                                     --------------  ---------------  ------
                                                                                      2,337,061,422    3,841,101,844   29.8

Special Situations

Telecommunications            3,800,000    AT&T Corp.                                    91,207,350      212,087,500    1.6
Telecommunications            4,300,000    Ameritech Corporation                        149,083,661      316,050,000    2.5
Semiconductors                1,200,000  ++Applied Materials, Inc.                       35,875,045       88,650,000    0.7
Savings & Loans               3,000,000    Associates First Capital Corporation
                                           (Class A)                                     69,610,968      132,937,500    1.0
Pharmaceuticals               1,320,000    AstraZeneca Group PLC (ADR)*                  12,980,000       51,727,500    0.4
Oil Services & Equipment      3,600,000    Halliburton Company                           89,808,702      162,900,000    1.3
Information Processing        2,700,000    Hewlett-Packard Company                      157,412,194      271,350,000    2.1
Information Processing        5,600,000    International Business Machines
                                           Corporation                                  142,982,954      723,800,000    5.6
Semiconductors                1,000,000    Texas Instruments Incorporated                44,896,974      145,000,000    1.1
Information Processing        5,000,000  ++Unisys Corporation                            53,702,547      194,687,500    1.5
                                                                                     --------------  ---------------  ------
                                                                                        847,560,395    2,299,190,000   17.8

                                           Total Stocks                               6,857,189,054   12,173,871,754   94.5


Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


SCHEDULE OF INVESTMENTS (concluded)
                               Face                                                                      Value      Percent of
                              Amount                     Issue                           Cost          (Note 1a)    Net Assets

Short-Term Securities
Commercial Paper**          $35,000,000    AT&T Corp., 4.82% due 7/13/1999           $   34,939,081  $    34,939,081    0.3%
                                             Associates First Capital Corp.:
                             17,693,000      4.92% due 7/30/1999                         17,620,459       17,620,459    0.1
                             40,000,000      5.02% due 8/17/1999                         39,732,267       39,732,267    0.3
                                             Bell South Capital Corp.:
                             17,535,000      4.90% due 8/02/1999                         17,456,239       17,456,239    0.1
                             21,535,000      4.90% due 8/04/1999                         21,432,410       21,432,410    0.2
                             25,000,000    CSW Credit Inc., 4.82% due 7/12/1999          24,959,833       24,959,833    0.2
                             26,767,000    Caterpillar Inc., 5% due 7/15/1999            26,711,235       26,711,235    0.2
                                             Ford Motor Credit Company:
                             40,062,000      4.83% due 7/15/1999                         39,981,375       39,981,375    0.3
                             22,471,000      4.90% due 7/19/1999                         22,412,887       22,412,887    0.2
                             48,262,000      4.87% due 7/20/1999                         48,131,424       48,131,424    0.4
                             23,942,000      4.94% due 8/09/1999                         23,810,585       23,810,585    0.2
                             17,743,000      5.01% due 8/17/1999                         17,624,477       17,624,477    0.1
                             12,100,000    Formosa Plastics Corporation, 4.90% due
                                           7/21/1999                                     12,065,414       12,065,414    0.1
                             30,000,000    General Electric Capital Corp., 4.90% due
                                           8/02/1999                                     29,865,250       29,865,250    0.2
                             39,024,000    General Motors Acceptance Corp., 5.63%
                                           due 7/01/1999                                 39,017,897       39,017,897    0.3
                             50,000,000    International Business Machines
                                           Corporation, 5.01% due 8/13/1999              49,693,833       49,693,833    0.4
                             25,000,000    Motorola Credit Corporation, 5.02% due
                                           8/16/1999                                     24,836,153       24,836,153    0.2
                             10,000,000    Newell Rubbermaid Inc., 4.87% due
                                           7/19/1999                                      9,974,297        9,974,297    0.1
                             15,000,000    Procter & Gamble, Inc., 5% due 8/17/1999      14,900,000       14,900,000    0.1
                             50,000,000    Toys 'R' Us, Inc., 5.05% due 7/23/1999        49,838,681       49,838,681    0.4
                             45,000,000    Xerox Capital (Europe) PLC, 4.90% due
                                           8/13/1999                                     44,730,500       44,730,500    0.3
                                                                                     --------------  ---------------  ------
                                                                                        609,734,297      609,734,297    4.7

US Government Agency                       Federal Home Loan Mortgage Corporation:
Obligations**                84,677,000      4.74% due 7/14/1999                         84,519,340       84,519,340    0.6
                             48,000,000      4.75% due 7/22/1999                         47,860,667       47,860,667    0.4
                             32,568,000      4.81% due 7/26/1999                         32,454,862       32,454,862    0.3
                             42,000,000      4.91% due 8/12/1999                         41,753,682       41,753,682    0.3
                             40,000,000    Federal National Mortgage Association,
                                             4.75% due 7/21/1999                         39,889,167       39,889,167    0.3
                                                                                     --------------  ---------------  ------
                                                                                        246,477,718      246,477,718    1.9

                                           Total Short-Term Securities                  856,212,015      856,212,015    6.6

Total Investments                                                                    $7,713,401,069   13,030,083,769  101.1
                                                                                     ==============
Liabilities in Excess of Other Assets                                                                   (146,473,891)  (1.1)
                                                                                                     ---------------  ------
Net Assets                                                                                           $12,883,609,878  100.0%
                                                                                                     ===============  ======


   *American Depositary Receipts (ADR).
  **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
  ++Non-income producing security.
++++Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                         Net Share          Net          Dividend
    Industry          Affiliate           Activity          Cost          Income

    Electronics     Tektronix, Inc.        150,000       $3,569,505     $1,134,000

    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 1999
Assets:             Investments, at value (identified cost--$7,713,401,069)
                    (Note 1a)                                                                            $13,030,083,769
                    Receivables:
                      Securities sold                                                 $    20,290,871
                      Capital shares sold                                                  15,848,279
                      Dividends                                                            13,944,500         50,083,650
                                                                                      ---------------
                    Prepaid registration fees and other assets (Note 1d)                                         164,715
                                                                                                         ---------------
                    Total assets                                                                          13,080,332,134
                                                                                                         ---------------

Liabilities:        Payables:
                      Capital shares redeemed                                             162,394,320
                      Securities purchased                                                 18,160,075
                      Distributor (Note 2)                                                  5,237,824
                      Investment adviser (Note 2)                                           4,652,997
                      Custodian bank (Note 1h)                                              2,200,345        192,645,561
                                                                                      ---------------
                    Accrued expenses and other liabilities                                                     4,076,695
                                                                                                         ---------------
                    Total liabilities                                                                        196,722,256
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $12,883,609,878
                                                                                                         ===============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 400,000,000
Consist of:         shares authorized                                                                    $    12,635,436
                    Class B Shares of Common Stock, $0.10 par value, 400,000,000
                    shares authorized                                                                         11,314,481
                    Class C Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                          1,263,079
                    Class D Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                          4,546,504
                    Paid-in capital in excess of par                                                       6,711,717,377
                    Undistributed investment income--net                                                      81,609,148
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                               743,840,888
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                      5,316,682,965
                                                                                                         ---------------
                    Net assets                                                                           $12,883,609,878
                                                                                                         ===============


Net Asset Value:    Class A--Based on net assets of $5,521,623,292 and 126,354,364
                             shares outstanding                                                          $         43.70
                                                                                                         ===============
                    Class B--Based on net assets of $4,846,702,228 and 113,144,805
                             shares outstanding                                                          $         42.84
                                                                                                         ===============
                    Class C--Based on net assets of $535,132,028 and 12,630,794
                             shares outstanding                                                          $         42.37
                                                                                                         ===============
                    Class D--Based on net assets of $1,980,152,330 and 45,465,044
                             shares outstanding                                                          $         43.55
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended June 30, 1999
Investment          Dividends (net of $2,458,198 foreign withholding tax)                                $   239,194,808
Income              Interest and discount earned                                                              68,585,167
(Notes 1b & 1c):    Other                                                                                        571,629
                                                                                                         ---------------
                    Total income                                                                             308,351,604
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                 $    49,616,814
                    Account maintenance and distribution fees--Class B (Note 2)            46,490,232
                    Transfer agent fees--Class A (Note 2)                                   7,259,784
                    Transfer agent fees--Class B (Note 2)                                   6,998,628
                    Account maintenance and distribution fees--Class C (Note 2)             5,049,032
                    Account maintenance fees--Class D (Note 2)                              4,408,011
                    Transfer agent fees--Class D (Note 2)                                   2,370,890
                    Transfer agent fees--Class C (Note 2)                                     812,660
                    Accounting services (Note 2)                                              522,101
                    Printing and shareholder reports                                          507,014
                    Custodian fees                                                            417,871
                    Registration fees (Note 1d)                                               177,824
                    Professional fees                                                         158,450
                    Directors' fees and expenses                                               49,408
                    Pricing fees                                                               17,509
                    Other                                                                     131,310
                                                                                      ---------------
                    Total expenses                                                                           124,987,538
                                                                                                         ---------------
                    Investment income--net                                                                   183,364,066
                                                                                                         ---------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                    861,011,402
(Loss) on             Foreign currency transactions--net                                      (19,131)       860,992,271
Investments--Net                                                                      ---------------
(Notes 1c, 1e,      Change in unrealized appreciation on:
1f & 3):              Investments--net                                                    540,925,847
                      Foreign currency transactions--net                                          265        540,926,112
                                                                                      ---------------    ---------------
                    Net Increase in Net Assets Resulting from Operations                                 $ 1,585,282,449
                                                                                                         ===============


                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                 For the Year
                                                                                                Ended June 30,
Increase (Decrease) in Net Assets:                                                         1999                1998
Operations:         Investment income--net                                            $   183,364,066    $   196,693,190
                    Realized gain on investments and foreign currency
                    transactions--net                                                     860,992,271        950,656,787
                    Change in unrealized appreciation on investments and
                    foreign currency transactions--net                                    540,926,112      1,196,444,669
                                                                                      ---------------    ---------------
                    Net increase in net assets resulting from operations                1,585,282,449      2,343,794,646
                                                                                      ---------------    ---------------

Dividends &         Investment income--net:
Distributions to      Class A                                                            (115,384,648)      (104,991,974)
Shareholders          Class B                                                             (52,615,335)       (48,188,281)
(Note 1g):            Class C                                                              (5,952,343)        (4,614,624)
                      Class D                                                             (31,919,617)       (20,742,423)
                    Realized gain on investments--net:
                      Class A                                                            (342,278,197)      (298,730,147)
                      Class B                                                            (297,574,541)      (254,752,228)
                      Class C                                                             (32,811,336)       (22,962,880)
                      Class D                                                            (104,731,011)       (64,611,806)
                                                                                      ---------------    ---------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                        (983,267,028)      (819,594,363)
                                                                                      ---------------    ---------------

Capital Share       Net increase (decrease) in net assets derived from
Transactions        capital share transactions                                           (856,068,652)      1,378,654,564
(Note 4):                                                                             ---------------    ---------------

Net Assets:         Total increase (decrease) in net assets                              (254,053,231)     2,902,854,847
                    Beginning of year                                                  13,137,663,109     10,234,808,262
                                                                                      ---------------    ---------------
                    End of year*                                                      $12,883,609,878    $13,137,663,109
                                                                                      ===============    ===============

                   *Undistributed investment income--net (Note 1i)                    $    81,609,148    $   104,136,156
                                                                                      ===============    ===============

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                 Class A
                                                                             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          1999++     1998++      1997++        1996        1995
Per Share           Net asset value, beginning of year       $    41.55  $    36.50  $    30.22  $    26.44   $    23.17
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .76         .83         .81         .80          .74
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              4.61        7.23        7.66        4.31         4.01
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               5.37        8.06        8.47        5.11         4.75
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.81)       (.78)       (.80)       (.76)        (.69)
                      Realized gain on investments--net           (2.41)      (2.23)      (1.39)       (.57)        (.79)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (3.22)      (3.01)      (2.19)      (1.33)       (1.48)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    43.70  $    41.55  $    36.50  $    30.22   $    26.44
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           14.54%      23.23%      29.95%      19.92%       21.67%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .55%        .54%        .55%        .56%         .59%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        1.95%       2.14%       2.54%       2.88%        3.19%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $5,521,623  $5,888,853  $4,921,834  $3,587,558   $2,834,652
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           15.52%      17.79%      13.00%      13.94%       11.69%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                Class B
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         1999++      1998++      1997++        1996       1995
Per Share           Net asset value, beginning of year       $    40.78  $    35.89  $    29.76  $    26.08   $    22.87
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .36         .43         .48         .53          .53
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              4.53        7.11        7.55        4.23         3.93
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               4.89        7.54        8.03        4.76         4.46
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.42)       (.42)       (.51)       (.51)        (.46)
                      Realized gain on investments--net           (2.41)      (2.23)      (1.39)       (.57)        (.79)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (2.83)      (2.65)      (1.90)      (1.08)       (1.25)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    42.84  $    40.78  $    35.89  $    29.76   $    26.08
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           13.40%      21.97%      28.61%      18.71%       20.45%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.57%       1.56%       1.57%       1.58%        1.61%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .93%       1.13%       1.53%       1.86%        2.16%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $4,846,702  $4,976,004  $4,088,755  $3,288,963   $2,464,248
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           15.52%      17.79%      13.00%      13.94%       11.69%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                      Class C
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                     Oct. 21,
from information provided in the financial statements.                                                       1994++++ to
                                                                      For the Year Ended June 30,              June 30,
Increase (Decrease) in Net Asset Value:                         1999++      1998++      1997++       1996        1995
Per Share           Net asset value, beginning of
Operating           period                                   $    40.39  $    35.59  $    29.56  $    25.98   $    22.92
Performance:                                                 ----------  ----------  ----------  ----------   ----------
                    Investment income--net                          .35         .43         .47         .55          .44
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              4.48        7.04        7.49        4.18         3.05
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               4.83        7.47        7.96        4.73         3.49
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.44)       (.44)       (.54)       (.58)        (.33)
                      Realized gain on investments--net           (2.41)      (2.23)      (1.39)       (.57)        (.10)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (2.85)      (2.67)      (1.93)      (1.15)        (.43)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    42.37  $    40.39  $    35.59  $    29.56   $    25.98
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           13.36%      21.98%      28.60%      18.69%       15.59%+++
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.58%       1.57%       1.58%       1.59%        1.66%*
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .92%       1.12%       1.51%       1.83%        2.09%*
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $  535,132  $  538,104  $  337,828  $  211,787   $   74,334
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           15.52%      17.79%      13.00%      13.94%       11.69%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                      Class D
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                     Oct. 21,
from information provided in the financial statements.                                                       1994++++ to
                                                                       For the Year Ended June 30,             June 30,
Increase (Decrease) in Net Asset Value:                         1999++      1998++     1997++        1996        1995
Per Share           Net asset value, beginning of period     $    41.42  $    36.42   $   30.16  $    26.41   $    23.19
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .65         .74         .73         .76          .50
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              4.61        7.19        7.66        4.27         3.17
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               5.26        7.93        8.39        5.03         3.67
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.72)       (.70)       (.74)       (.71)        (.35)
                      Realized gain on investments--net           (2.41)      (2.23)      (1.39)       (.57)        (.10)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (3.13)      (2.93)      (2.13)      (1.28)        (.45)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    43.55  $    41.42  $    36.42  $    30.16   $    26.41
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           14.25%      22.89%      29.65%      19.61%       16.23%+++
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .80%        .79%        .80%        .81%         .87%*
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        1.69%       1.89%       2.28%       2.61%        2.88%*
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $1,980,153  $1,734,702  $  886,391  $  434,396   $  203,033
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           15.52%      17.79%      13.00%      13.94%       11.69%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be withheld on interest, dividends, and capital gains at various rates.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction) the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


Written options are non-income producing investments.

(f) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft resulting from a failed trade that settled the next day.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $19,131 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's daily net assets at the following annual rates:
0.60% of the Fund's average daily net assets not exceeding $100 million; 0.50% of the Fund's average daily net assets in excess of $100 million but not exceeding $200 million; and 0.40% of average daily net assets in excess of $200 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees, which are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Account       Distribution
                                     Maintenance Fee       Fee

Class B                                   0.25%           0.75%
Class C                                   0.25%           0.75%
Class D                                   0.25%            --



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD          MLPF&S

Class A                               $25,518       $320,804
Class D                               $66,060       $956,648


For the year ended June 30, 1999, MLPF&S received contingent deferred sales charges of $6,107,531 and $193,976 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $4,174 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $194,500 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 1999.


Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1999 were $1,708,124,508 and $2,112,166,648, respectively.

Net realized gains (losses) for the year ended June 30, 1999 and net unrealized gains as of June 30, 1999 were as follows:


                                   Realized        Unrealized
                                 Gains (Losses)      Gains

Long-term investments            $861,001,925    $5,316,682,700
Short-term investments                  9,477                --
Foreign currency
transactions                          (19,131)              265
                                 ------------    --------------
Total                            $860,992,271    $5,316,682,965
                                 ============    ==============


As of June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $5,314,365,373, of which $5,539,206,908 related to appreciated securities and $224,841,535 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $7,715,718,396.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(856,068,652) and $1,378,654,564 for the years ended June 30, 1999 and June 30, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares For the Year                           Dollar
Ended June 30, 1999                 Shares            Amount

Shares sold                        20,196,939    $  780,540,464
Shares issued to share-
holders in reinvestment of
dividends and distributions        11,153,781       409,873,748
                                -------------    --------------
Total issued                       31,350,720     1,190,414,212
Shares redeemed                   (46,729,482)   (1,810,824,259)
                                -------------    --------------
Net decrease                      (15,378,762)   $ (620,410,047)
                                =============    ==============


Class A Shares
For the Year                                          Dollar
Ended June 30, 1998                 Shares            Amount

Shares sold                        25,708,451    $1,003,040,580
Shares issued to share-
holders in reinvestment of
dividends and distributions         9,831,759       365,328,091
                                -------------    --------------
Total issued                       35,540,210     1,368,368,671
Shares redeemed                   (28,641,119)   (1,113,034,866)
                                -------------    --------------
Net increase                        6,899,091    $  255,333,805
                                =============    ==============


Class B Shares
For the Year                                          Dollar
Ended June 30, 1999                 Shares            Amount

Shares sold                        27,355,260    $1,040,580,495
Shares issued to share-
holders in reinvestment of
dividends and distributions         8,668,007       313,408,370
                                -------------    --------------
Total issued                       36,023,267     1,353,988,865
Automatic conversion of
shares                             (6,408,614)     (245,296,730)
Shares redeemed                   (38,483,558)   (1,454,712,411)
                                -------------    --------------
Net decrease                       (8,868,905)   $ (346,020,276)
                                =============    ==============


Class B Shares
For the Year                                          Dollar
Ended June 30, 1998                 Shares            Amount

Shares sold                        33,888,364    $1,301,745,206
Shares issued to share-
holders in reinvestment of
dividends and distributions         7,366,044       269,955,814
                                -------------    --------------
Total issued                       41,254,408     1,571,701,020
Automatic conversion of
shares                            (12,361,173)     (468,787,712)
Shares redeemed                   (20,794,428)     (797,426,917)
                                -------------    --------------
Net increase                        8,098,807    $  305,486,391
                                =============    ==============


Class C Shares
For the Year                                          Dollar
Ended June 30, 1999                 Shares            Amount

Shares sold                         3,468,691    $  131,902,536
Shares issued to share-
holders in reinvestment of
dividends and distributions           968,946        34,651,917
                                -------------    --------------
Total issued                        4,437,637       166,554,453
Shares redeemed                    (5,130,823)     (190,784,222)
                                -------------    --------------
Net decrease                         (693,186)   $  (24,229,769)
                                =============    ==============



Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares
For the Year                                          Dollar
Ended June 30, 1998                 Shares            Amount

Shares sold                         5,944,133    $  226,061,127
Shares issued to shareholders
in reinvestment of dividends
and distributions                     685,367        24,889,642
                                -------------    --------------
Total issued                        6,629,500       250,950,769
Shares redeemed                    (2,796,591)     (106,127,637)
                                -------------    --------------
Net increase                        3,832,909    $  144,823,132
                                =============    ==============

Class D Shares
For the Year                                          Dollar
Ended June 30, 1999                 Shares            Amount

Shares sold                         8,724,946    $  335,847,226
Automatic conversion of
shares                              6,315,960       245,296,730
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,334,999       122,301,439
                                -------------    --------------
Total issued                       18,375,905       703,445,395
Shares redeemed                   (14,787,957)     (568,853,955)
                                -------------    --------------
Net increase                        3,587,948    $  134,591,440
                                =============    ==============


Class D Shares
For the Year                                          Dollar
Ended June 30, 1998                 Shares            Amount

Shares sold                        10,001,666    $  390,347,881
Automatic conversion of
shares                             12,192,461       468,787,712
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,069,455        76,804,608
                                -------------    --------------
Total issued                       24,263,582       935,940,201
Shares redeemed                    (6,725,865)     (262,928,965)
                                -------------    --------------
Net increase                       17,537,717    $  673,011,236
                                =============    ==============



Merrill Lynch Basic Value Fund, Inc.
June 30, 1999

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Basic Value Fund, Inc. as of June 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Basic Value Fund, Inc. as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 9, 1999
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Basic Value Fund, Inc. during its taxable year ended June 30, 1999:

                                               Qualifying   Non-Qualifying     Total           Long-Term
                   Record        Payable        Ordinary       Ordinary       Ordinary          Capital
                    Date           Date          Income         Income         Income            Gains*
Class A Shares:    8/05/98        8/13/98       $.386836       $.108532       $.495368         $1.985110
                  12/04/98       12/14/98       $.312420       $.081326       $.393746         $ .347588

Class B Shares:    8/05/98        8/13/98       $.233952       $.065638       $.299590         $1.985110
                  12/04/98       12/14/98       $.163223       $.042488       $.205711         $ .347588

Class C Shares:    8/05/98        8/13/98       $.243818       $.068407       $.312225         $1.985110
                  12/04/98       12/14/98       $.162510       $.042303       $.204813         $ .347588

Class D Shares:    8/05/98        8/13/98       $.351939       $.098741       $.450680         $1.985110
                  12/04/98       12/14/98       $.276019       $.071850       $.347869         $ .347588


*All of the long-term capital gains distributions are subject to the 20% tax rate.


The domestic qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.



Merrill Lynch Basic Value Fund, Inc.
June 30, 1999


PORTFOLIO INFORMATION (unaudited)

As of June 30, 1999
                                                Percent of
Ten Largest Stock Holdings                      Net Assets

International Business Machines
  Corporation                                      5.6%
Citigroup Inc.                                     3.7
Wells Fargo Company                                3.0
Ameritech Corporation                              2.5
Royal Dutch Petroleum Company
  (NY Registered Shares)                           2.3
Exxon Corporation                                  2.3
Koninklijke (Royal) Philips Electronics
  NV (NY Registered Shares)                        2.3
Mobil Corporation                                  2.2
Hewlett-Packard Company                            2.1
E.I. du Pont de Nemours and Company                2.1



Portfolio Changes for the Quarter
Ended June 30, 1999

 Additions

 Delphi Automotive Systems Corporation
 Emerson Electric Co.
 First Union Corporation
 Sara Lee Corporation
*Telefonica Publicidad e Informacion, SA

 Deletions

 Bristol-Myers Squibb Company
 Irvine Apartment Communities, Inc.
 The Seagram Company Ltd.
*Telefonica Publicidad e Informacion, SA

[FN]
*Added and deleted in the same quarter.